Exhibit 10.5.7
SIXTH AMENDMENT
TO
EMPLOYMENT AGREEMENT
This Sixth Amendment to Employment Agreement (“Amendment”) is made and entered into as of December 12, 2012, by and between CORPORATE OFFICE PROPERTIES, L.P. (the “Employer”), CORPORATE OFFICE PROPERTIES TRUST (“COPT”) and ROGER A. WAESCHE, JR. (the “Executive”).
WHEREAS, Executive and Employer are parties to an Employment Agreement dated September 12, 2002, as amended by that certain Amendment to Employment Agreement dated March 4, 2005, that certain Second Amendment to Employment Agreement dated May 30, 2006, that certain Third Amendment to Employment Agreement dated July 31, 2006, that certain Fourth Amendment to Employment Agreement dated March 2, 2007 and that certain Fifth Amendment to Employment Agreement dated September 16, 2010 (collectively, the “Agreement”), providing for the employment of the Executive by the Employer upon the terms and conditions therein stated.

WHEREAS, the parties hereto desire to amend the Agreement pursuant to Section 11(b) of the Agreement; and
WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
1.Section 4(a) of the Agreement is hereby amended to extend the period pursuant to which the Executive or the Employer may provide notice that the Agreement will terminate at the end of the Basic Term, such that either party may provide such notice at any time on or prior to April 1, 2013. Pursuant to such amendment, if either the Executive or the Employer gives such written notice to the other party on or prior to such date, the Agreement shall terminate at the end of the Basic Term.
2.    All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.
3.    The validity, interpretation, construction and performance of this Amendment shall be governed by the laws of the State of Maryland.
4.    This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Executive” /s/ Roger A. Waesche, Jr. Roger A. Waesche, Jr.
“Employer”
Corporate Office Properties L.P., a Delaware limited partnership
By: Corporate Office Properties Trust, a Maryland real estate investment trust

By: /s/ Jay H. Shidler
 Jay H. Shidler
 Chair of Board of Trustees

“COPT” Corporate Office Properties Trust, a Maryland real estate investment trust By: /s/ Jay H. Shidler Jay H. Shidler Chair of Board of Trustees